Subsequent Events	12 Months Ended
Dec. 31, 2020
Subsequent Events [Abstract]
Subsequent Events

Note 16 - Subsequent Events

(1)In January 2021, the Company’s compensation committee and board of directors, respectively, have approved the grant of a total of 137,759 options under the Global Share Incentive Plan (2013), of which options granted to directors and office holders are subject to the approval of the Annual General Meeting, which is currently scheduled to convene no later than June 2021, as prescribed under the Israeli Companies Law, 1999 and the Company's Amended and Restated Articles of Association.

(2)Pursuant to the share repurchase plan approved on April 30, 2020, the Company has purchased 49,555 shares of the Company's ordinary shares subsequent to December 31, 2020 and through March 5, 2021 for a total cost of US$ 2,257 thousand inclusive of transaction costs.